Fifth Third Bank | All Rights Reserved | Credit Suisse | February 7, 2007 Credit Suisse Financial Services Forum Chris Marshall, Chief Financial Officer Exhibit 99.1

Fifth Third Bank | All Rights Reserved | Credit Suisse | February 7, 2007
Agenda
Historical performance
Strategic focus
Growth opportunities
—
De novos
—
Business banking
—
Middle market
—
Credit cards
Credit
Capital
Outlook
Summary

Fifth Third Bank | All Rights Reserved | Credit Suisse | February 7, 2007
1990 2006 CAGR
Assets $8 billion $101 billion 17%
Net income $120 million $1.5 billion
1
17%
Earnings per share $0.41 $2.65
1
12%
Market cap $1.3 billion $22 billion
2
19%
Branches 214 1,150 11%
ATMs 262     2,096 14%
Rank, U.S. # 50 - 60 # 13
1 2006 earnings and earnings per share excluding $291 million after-tax, or  $0.52 per share, in charges related to 4Q06 balance sheet actions.
Reported earnings and earnings per share were $1.2 billion and $2.13 per fully diluted share. Diluted earnings per share as originally reported
(split-adjusted).
2 as of 2/01/07.
Historical context: extraordinary growth

Fifth Third Bank | All Rights Reserved | Credit Suisse | February 7, 2007
2002
Stock price $68.95
Market cap $40B
ROE 18.4%
Efficiency ratio 47.5%
NIM 3.96%
2006
Stock price $40.14
*
Market cap               $22B
*
ROE 15.1%
#
Efficiency ratio 55.2%
#
NIM                           3.06%
Recent performance: challenging
* As of 2/01/07.
# ROE and efficiency ratio excluding $454 million pre-tax ($291 million after-tax) charges related to 4Q06 balance sheet actions. Reported ROE and efficiency ratio were 12.1% and 60.5%, respectively.

Fifth Third Bank | All Rights Reserved | Credit Suisse | February 7, 2007
(CAGR: 2006
1
vs. 2002: per share)
Source: SNL Financial; data shown per share to adjust for effect of acquisitions.
1
Comparisons as of 2006 except for core deposits, cards, which use regulatory data as of YTD 2006. ROE and efficiency ratio for FITB exclude $454 million pre-tax ($291 million after-tax) charges related to 4Q06 balance sheet actions. Reported ROE and efficiency ratio were 12.1% and 60.5%, respectively. ROE for peers uses First Call actual operating earnings to compute ROE.
2
Median of top 20 banks (excluding trust banks, C, JPM); median revenue growth of five processing companies (FDC, ADS, FISV, GPN, TSS; FIS has not yet reported 2006 results); FTPS prior period results adjusted for 2Q04 sale of certain merchant processing contracts reflecting $91 million in annual revenue.
3
Median of large Midwest peers (NCC, PNC, HBAN, MI, KEY, CMA, USB).
Strong underlying performance
15.0% 14.9% 15.1% ROE
61.0% 59.0% 55.2% Efficiency ratio
7% 2% 14% Credit card loan growth
N/A 17% 21% Processing fee growth
4% 6% 8% Core deposit growth
7% 8% 14% Loan growth
Midwest
Peers
3
Peer
Group
2
Fifth
Third

Fifth Third Bank | All Rights Reserved | Credit Suisse | February 7, 2007
Strategic focus: 2007–2009
1.
Deliver growth company performance
2.
Enhance the customer experience
3.
Increase employee engagement
4.
Institutionalize enterprise operational excellence
Banking
Investments
Customer
Experience
Operational
Excellence
Employee
Engagement
Processing
Banking Banking
Investments
Operational
Excellence
Processing
Banking
Fifth Third
Bank

Fifth Third Bank | All Rights Reserved | Credit Suisse | February 7, 2007
Growth opportunities
Retail bank
—
De novo – accelerate new branch openings
—
Small business banking – leverage existing distribution
channels
Commercial bank
—
Middle market expansion – expand products, services, and
sales
—
Healthcare – enhance product offerings, specialized channel
—
Commercial new/underserved markets – targeted markets for
deployment of additional bankers and teams
Fifth Third Processing Solutions
—
Credit card – increase cardholder acquisition

Fifth Third Bank | All Rights Reserved | Credit Suisse | February 7, 2007
2005–2006 de novo growth performance
(full-service branches)
Source: SNL.. Branches opened between 6/04 and 6/05 for markets in which Fifth Third built de novo branches; full service locations only (excludes
BankMarts/in-store branches); excludes competitor branches that shrank; excludes locations with first year deposits >$30mm (i.e., relos); excludes all headquarter locations; commercial banks only.
Top 10 banks by average deposit growth per new branch,
within markets where Fifth Third opened branches between 6/04 and 6/05
Holding Company
6/06 Total
Deposits
6/05 Total
Deposits
Number of
Branches
Avg. Branch
Deposit
Growth
05-06 Rank
Fifth Third Bancorp 828,740              354,198            58               8,182                  1
Regions Financial Corp. 72,575                23,545              6                8,172                  2
Metropolitan Bank Group Inc. 101,986              50,479              7                7,358                  3
Bank of America Corp. 219,320              97,071              17               7,191                  4
National City Corp. 262,078              123,200            22               6,313                  5
JPMorgan Chase & Co. 630,609              278,316            56               6,291                  6
Flagstar Bancorp Inc. 194,667              114,743            13               6,148                  7
LaSalle Bank Corporation 85,118                36,199              8                6,115                  8
KeyCorp 97,603                29,502              12               5,675                  9
Sky Financial Group Inc. 62,344                23,657              8                4,836                  10

Fifth Third Bank

Business Customers (000's)

Accounts (000's)

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Fifth Third Bank | All Rights Reserved | Credit Suisse | February 7, 2007
Business banking: focus on the customer
Business banking customers
0
50
100
150
200
250
300
350
2006 2009
unassigned to banker
assigned to banker
Business banking accounts
0
200
400
600
800
1000
1200
2006 2009
Assigning 80%
of existing
customers…
…could
represent a
60% increase
in accounts
•
Deploy bankers
•
Introduce new products
•
Strengthen and standardize processes

Fifth Third Bank | All Rights Reserved | Credit Suisse | February 7, 2007
Middle market: leveraging our position
5/3 Middle Market
Share
9%
16%
6%
6%
6%
12.5%
2006 2009 2012
lending only
full-service
Markets
$10mm to
$100mm
$100mm to
$250mm
$250mm to
$500mm Total
Chicago 5,085 405 148 5,638
Eastern Michigan 2,164 187 60 2,411
South Florida 1,662 110 35 1,807
Northeastern Ohio 1,532 98 33 1,663
Western Michigan 1,234 74 30 1,338
Central Indiana 1,167 84 39 1,290
Tampa 867 59 27 953
St. Louis 834 76 36 946
Pittsburgh 796 66 22 884
Cincinnati 754 48 28 830
Central Florida 690 47 21 758
Central Ohio 659 59 25 743
Louisville 617 49 24 690
Tennessee 559 54 21 634
Western Ohio 500 30 15 545
Northwestern Ohio 434 34 10 478
Southern Indiana 319 27 11 357
Northern Michigan 329 20 5 354
Ohio Valley 239 24 5 268
Central Kentucky 210 20 5 235
Northern Kentucky 128 7 3 138
Total Footprint 20,779 1,578 603 22,960
Fifth Third total relationship market share  15%
# of Businesses with Sales of:
Convert
existing
accounts to
full service
while
increasing new
accounts
15%
22%
Product, sales, service
enhancements
Healthcare
specialty group
Underserved/
new markets
18.5%

Fifth Third Bank | All Rights Reserved | Credit Suisse | February 7, 2007
Credit cards: capturing our fair share
13th largest bank, 24th largest credit card issuer
We’ve underinvested in the credit card business relative to competitors
Significant opportunity in high risk-adjusted return business
— Improve retail production by deploying sales technologies to enhance ease of sale
— Move from “ultra” conservative underwriting to “conservative” underwriting
(weighted average FICO from > 740 to > 720)
— Optimize profitability of existing portfolio through modest investments in marketing, analytics, and human capital
Goal: double assets, accounts, net income by 2009
Assets Accounts Net income
2006 2009
$1,200
$2,400
1.1
2.0
$41
$83
($ MMs)

Fifth Third Bank

1998Y
1999Y
2000Y
2001Y
2002Y
2003Y
2004Y
2005Y
2006Y
2007E

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Fifth Third Bank | All Rights Reserved | Credit Suisse | February 7, 2007
Credit quality
Stable net charge-off experience
Consistent trends in probability of default ratings
—
2003 through 2006 vintages all in 6.1-6.3 PD range
Over 75% of commercial loans originated or renewed in past two years
Midwest economy
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
0.70%
Peer group median Fifth Third
2007
outlook:
50-55
bps
Total net charge-offs

Fifth Third Bank

1998Y
1999Y
2000Y
2001Y
2002Y
2003Y
2004Y
2005Y
2006Y
2007E

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Fifth Third Bank | All Rights Reserved | Credit Suisse | February 7, 2007
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
0.70%
Total Commercial Total Consumer
Credit quality (cont.)
2007
outlook:
in line
with
4Q06
levels
Commercial NCO ratios have historically ranged between 20-60 bps
—
2006: 34 bps
—
4Q06: 42 bps
Consumer NCO ratios have historically ranged between 40-65 bps
—
2006: 55 bps
—
4Q06: 64 bps
Commercial and consumer net charge-offs*
*Excludes leases prior to 2006

Fifth Third Bank | All Rights Reserved | Credit Suisse | February 7, 2007
Capital plan
Current tangible capital levels very strong
— Tangible common equity/tangible assets ratio of 7.8%
— 2007 year-end target: 7%
2007 plans
— Lower tangible equity levels primarily through share repurchases
— Existing share repurchase authorization (1/18/07): 15.8 million shares
(approximately $600 million)
— Consider issuance of capital securities
Future considerations
— Demonstrate improved performance during 2007
— Maintain strong regulatory capital levels in conjunction with management of tangible equity ratio
— Evaluate future capital position in context of performance and operating environment
— Maintain strong capital levels relative to peers and commensurate with business profile

Fifth Third Bank | All Rights Reserved | Credit Suisse | February 7, 2007
Fifth Third: 2007 outlook
Net interest income  High single digits
Net interest margin  3.35-3.45%
Noninterest income*  High single digits
Noninterest expense**  Mid single digits
Loans  High single digits
Core deposits  Mid single digits
Net Charge-offs  Low to mid 50s bps range
Effective tax rate [Non-tax equivalent]  29-30%
Tangible equity/tangible asset ratio       2007 year-end target 7%
* comparison with prior year excludes $415 million of losses recorded in noninterest income related to fourth quarter 2006 balance sheet actions
** comparison with the prior year excludes $49 million of charges: $10 million in third quarter 2006 related to the early retirement of debt, and $39 million in the fourth quarter 2006 related to terminated of financing agreements
Category Growth, percentage, or bps range

Fifth Third Bank | All Rights Reserved | Credit Suisse | February 7, 2007
Fifth Third: building a better tomorrow
Balancing growth and profitability
Capitalizing on strengths and developing plans to
address areas of weakness
Communicating clearly with investors
Delivering on promises
Returning to above-par performance and shareholder
returns

17 Fifth Third Bank | All Rights Reserved | Credit Suisse | February 7, 2007 Appendix Consumer credit quality Credit card credit quality Commercial credit quality

Fifth Third Bank

2002Y
2003Y
2004Y
2005Y
2006Y

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Fifth Third Bank | All Rights Reserved | Credit Suisse | February 7, 2007
Consumer Credit Quality
0.00%
0.22%
0.44%
0.66%
0.87%
1.09%
Direct Indirect Lease Mortgage
Consumer net charge-offs
Direct Installment - $12 billion
—
NCO ratio of 48 bps in 2006 vs.
historical ratios of 40-45 bps
—
Higher concentration of net
charge-offs in Detroit market
—
Higher home equity consistent
with Midwest footprint
Indirect Installment - $10 billion
—
90% of portfolio is auto
—
Fifth Third has larger
exposure to auto lending than
peers
—
Auto NCO ratio
is in-line with
competitors (80-85 bps)
Mortgage -
$10 billion
—
Mortgage NCO ratio has been
stable for the past 3 years
Leasing -
$1 billion
—
Leasing portfolio is running
off, gross loss rates are
declining

Fifth Third Bank

2002Y
2003Y
2004Y
2005Y
2006Q1
2006Q2
2006Q3
2006Q4

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Fifth Third Bank | All Rights Reserved | Credit Suisse | February 7, 2007
Credit Card Portfolio
2005 bankruptcy reform led to a spike in NCOs in 4Q05
—
Recoveries were higher than normal in following two quarters
—
Expect NCO ratio closer to 4% range going forward
Over 85% of consumer credit card portfolio originated from our retail network
—
Remaining balances from agent-bank relationships and legacy run-off portfolio of acquired cards
Two-thirds of Fifth Third’s organically generated portfolio has a FICO over 740
-
0.20
0.40
0.60
0.80
1.00
1.20
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
Balance NCO Ratio
Bankcard

Fifth Third Bank

2002Y
2003Y
2004Y
2005Y
2006Y

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Fifth Third Bank | All Rights Reserved | Credit Suisse | February 7, 2007
-0.10%
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
0.70%
0.80%
0.90%
1.00%
1.10%
1.20%
C&I Mortgage Construction Leasing
Commercial Credit Quality
Commercial net charge-offs
C&I - $21 billion
—
Loan growth reflects
consistency in quality of
originations
—
No change in weighted
average PD ratings over the
past five years
—
PD ratings on large credits
(>$5 million) substantially
better than overall portfolio
CRE - $16 billion
—
Several large credits caused
increase in commercial mortgage
charge-offs, to 25 bps in 2006 from
10-15 bps run rate in prior years
—
Construction NCO ratio has ranged
from 8 to 17 bps over the past 5
years
Leasing - $4 billion
—
Large airline-related charge-
offs source of volatility
experience
—
Net recoveries in 2006

Fifth Third Bank | All Rights Reserved | Credit Suisse | February 7, 2007
Cautionary statement
This report may contain forward-looking statements about the Registrant and/or the company as combined with acquired entities within the meaning of Sections 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. This report may contain certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Registrant and/or the combined company including statements preceded by, followed by or that include the words or phrases such as “believes,” “expects,” “anticipates,” “plans,”
“trend,” “objective,” “continue,” “remain” or similar expressions or future or conditional verbs such as “will,” “would,” “should,”
“could,” “might,” “can,” “may” or similar expressions. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) competitive pressures among depository institutions increase significantly; (2) changes in the interest rate environment may reduce interest margins; (3) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions are inherently uncertain; (4) general economic conditions, either national or in the states in which the
Registrant, one or more acquired entities and/or the combined company do business, are less favorable than expected; (5)
political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (6) changes and trends in the securities markets; (7) legislative or regulatory changes or actions, or significant litigation, adversely affect the Registrant, one or more acquired entities and/or the combined company or the businesses in which the Registrant, one or more acquired entities and/or the combined company are engaged; (8) difficulties in combining the operations of acquired entities; (9) our ability to maintain favorable ratings from rating agencies; and (10) the impact of reputational risk created by the developments discussed above on such matters as business generation and retention, funding and liquidity. Additional information concerning factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements is available in the Bancorp's Annual Report on Form 10-K for the year ended December
31, 2005, filed with the United States Securities and Exchange Commission (SEC).Copies of this filing are available at no cost on the SEC's Web site at www.sec.com or on the Registrant's Web site at www.53.com. The Registrant undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this report.